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                                                                   Exhibit 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Sun Hydraulics Corporation of our report dated March 5, 1999 appearing in the 1998 Annual Report to Shareholders of Sun Hydraulics Corporation, which is incorporated by reference in Sun Hydraulics
Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.




PRICE WATERHOUSECOOPERS, LLP
Tampa, Florida
March 29, 1999